Exhibit 99.1

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Filed by Archipelago Holdings, Inc.
Pursuant to Rule 425 under the Securities Act if 1933
Subject Company: PCX Holdings, Inc.

The Convergence of Cash
and Derivative Markets

IOMA / IOCA Annual Conference
April 12, 2005

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Important Acquisition Information

In connection with the proposed acquisition of PCX Holdings and its subsidiaries by Archipelago Holdings, the parties intend to file relevant materials with the SEC, including a registration statement on Form S-4. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the registration statement, as well as other filings containing information about Archipelago, PCX Holdings, the Pacific Exchange and PCX Equities without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the registration statement can also be obtained, without charge, once they are filed with the SEC, by directing a request to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284, or by directing a request to the Shareholder Services Department of PCX Holdings at 115 Sansome Street, San Francisco, California 94104 or calling (415) 393-4114.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Archipelago History

1997	January	Archipelago ECN established for Nasdaq stocks

1998

1999	June	Archipelago ECN connects to ITS CAES and trades exchange-listed stocks

2000	June	Alliance with PCX

2001	October	SEC approves PCX Rules for ArcaEx

2002	March	Merger of Arca ECN and Redibook ECN Launch of ArcaEx for exchange-listed stocks

	August	Acquisition of GlobeNet Securities, Inc.

2003	February	Launch of ArcaEx for Nasdaq stocks

	April	Arca ECN retired

2004	August	Arca IPO

2005	January	ArcaEx enters into agreement to acquire PCX

Archipelago Nasdaq Listed Market Share

2004	Q2	Q3	Q4
OTC	25.5%	26.6%	25.5%
NYSE	1.5%	1.8%	1.5%
AMEX	22.2%	26.2%	22.2%

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Source: Archipelago Planning, Selected Industry Research Reports.
Archipelago market share calculated based on the number of shares handled on the Archipelago system as a percentage of total volume as reported in the consolidated tape.

Cash Equity and Options U.S. Landscape

Cash Equity Only	Options Only	Equity & Options

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Convergence Today?

Cash Equity and Options Exchanges today

•                  No integration of options and cash equities / operate as separate floors

•                  Significant liquidity in one product only

Adding other Derivatives

•                  Separate clearing structures

•                  Separate regulators for futures and equities

ArcaEx Vision & Strategy

Preeminent U.S.
Exchange

Best Execution	“Scaleable” Model	Operational Excellence

• Large Liquidity Pool	• Flexible Platform	• System Performance
• Fully Automated Open Trading Platform	• Leveraged Network	• New Product Development
• High Speed Connectivity	• Automated Surveillance System	• Organizational Capabilities
• Product Diversification

ArcaEx Pacific Holdings Acquisition

Announced definitive agreement January 2005

•                  Pending SEC and PCX Holdings shareholder approvals

Expands and diversifies Archipelago

•                  Options

•                  Self Regulatory Organization

Growing demand for electronic options marketplaces

•                  PCX Plus (remote access platform)

•                  PCX scheduled floor independence in 2006

Opportunity for all-electronic trading of equities and options

•                  Ability to create new products

Statements in the presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance.  They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.   The Company undertakes no obligation to publicly update or revise any forward-looking statement.  The risks and uncertainties relating to the forward-looking statements in this presentation include general economic and business conditions, industry trends, compliance conditions, regulatory developments as well as other factors described in the Company’s filings with the SEC, including the Company’s Report on Form 10-K, which are available on the Company’s website at http://www.archipelago.com.